UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2005
                                                ---------------------
                               GSE SYSTEMS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                       0-26494                  52-1868008
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          (Commission File Number)      (I.R.S. Employer Identification No.)


              7133 Rutherford Rd., Suite 200, Baltimore, MD 21244
        -------------------------------------------------------------
              (Address of principal executive office and zip code)


                                 (410) 277-3740
                                -----------------
               Registrant's telephone number, including area code

                    9189 Red Branch Rd., Columbia, MD 21045
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Item 2.02   Results of Operation and Financial Condition

On November 9, 2005 the Company announced its net loss for the third quarter ended September 30, 2005. The earnings release is attached hereto as an exhibit to the 8-K.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release of GSE Systems, Inc. dated November 9, 2005 announcing its net loss for the third quarter ended Septmeber 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GSE SYSTEMS, INC.


Date: November 14, 2005                 /s/  Jeffery G. Hough
                                      -----------------------
                                            Jeffery G. Hough
                                            Senior Vice President and CFO

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     ---------------

        99.1 Press release of GSE Systems, Inc. dated November 9, 2005 announcing GSE Systems third quarter results